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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934



        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): APRIL 21, 2004


                          LEXICON GENETICS INCORPORATED
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


                DELAWARE                              000-30111                             76-0474169
    (STATE OR OTHER JURISDICTION OF            (COMMISSION FILE NUMBER)                  (I.R.S. EMPLOYER
     INCORPORATION OR ORGANIZATION)                                                   IDENTIFICATION NUMBER)



                          8800 TECHNOLOGY FOREST PLACE
                           THE WOODLANDS, TEXAS 77381
                         (ADDRESS OF PRINCIPAL EXECUTIVE
                              OFFICES AND ZIP CODE)


                                 (281) 863-3000
                         (REGISTRANT'S TELEPHONE NUMBER,
                              INCLUDING AREA CODE)



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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

         On April 21, 2004, we refinanced the $54.8 million synthetic lease financing facility with Wells Fargo Northwest, National Association and Bank of America, N.A. of our headquarters and research facility in The Woodlands, Texas with a $34.0 million conventional mortgage from iStar Financial, Inc., and repaid the balance of our obligations under the lease facility. The mortgage has a ten-year term with a 20-year amortization and bears a fixed interest rate of 8.23%.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS


         (c) Exhibits

  EXHIBIT NO.                          DESCRIPTION
  -----------                          -----------
      99.1        --   Press Release of Lexicon Genetics Incorporated dated April 29, 2004
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ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

         On April 29, 2004, we issued a press release to report our financial results for the quarter ended March 31, 2004. A copy of the press release is attached to this current report on Form 8-K as Exhibit 99.1.

         The information in Items 7 and 12 in this Form 8-K and the Exhibit attached to this Form 8-K shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                              LEXICON GENETICS INCORPORATED



Date: April 29, 2004                          By:  /s/ JEFFREY L. WADE
                                                   ----------------------------
                                                   Jeffrey L. Wade
                                                   Executive Vice President and
                                                   General Counsel


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                                INDEX TO EXHIBITS

  EXHIBIT NO.                               DESCRIPTION
  -----------                               -----------
      99.1        --   Press Release of Lexicon Genetics Incorporated dated April 29, 2004